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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 2003

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                    1-9210               95-4035997
  (State or other jurisdiction       (Commission         (I.R.S. Employer
        of incorporation)            File Number)       Identification No.)


               10889 Wilshire Boulevard
               Los Angeles, California                            90024
       (Address of principal executive offices)                (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800


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Item 9.  Regulation FD Disclosure
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     Attached as Exhibit 99.1 is the presentation made on November 18, 2003 by
Dr. Ray R. Irani, Chairman and Chief Executive Officer of Occidental Petroleum Corporation, at the Banc of America Securities 2003 Energy & Power Conference.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  November 18, 2003      S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)

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                                 EXHIBIT INDEX


     99.1      Presentation made by Dr. Ray R. Irani